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                                                                    EXHIBIT 32.1

                               CAMBREX CORPORATION
     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

Pursuant to the requirements of Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sections 1350 (a) and (b)), the undersigned hereby certify as follows:

     1. James A. Mack is the President, Chairman of the Board and Chief Executive Officer of Cambrex Corporation.

     2. The Company's Form 10-Q for the quarterly period ended September 30, 2003, accompanying this Certification, in the form filed with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and

     3. The information in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated: November 10, 2003

                                             /s/ James A. Mack
                                             ------------------------------
                                             James A. Mack, President
                                             Chairman of the Board and
                                             Chief Executive Officer

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